UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 28, 2026

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders
On April 23, 2026, Peoples Bancorp Inc. (“Peoples”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”) with 27,707,182 (77%) of the 35,917,291 common shares outstanding and entitled to vote on the February 23, 2026 record date represented in person or by proxy.
Eleven directors of Peoples were elected to serve terms of one year each: S. Craig Beam, David F. Dierker, W. Glenn Hogan, Brooke W. James, Susan D. Rector, Kevin R. Reeves, Carol A. Schneeberger, Frances A. Skinner, Dwight E. Smith, Michael N. Vittorio, and Tyler J. Wilcox.

The following is a summary of the voting results (excluding fractional shares):

Nominee	For	Withheld	Abstentions	Broker Non-Votes
S. Craig Beam	21,026,037	406,868	not applicable	6,274,277
David F. Dierker	21,075,003	357,902	not applicable	6,274,277
W. Glenn Hogan	21,258,424	174,481	not applicable	6,274,277
Brooke W. James	20,370,658	1,062,247	not applicable	6,274,277
Susan D. Rector	20,353,130	1,079,775	not applicable	6,274,277
Kevin R. Reeves	21,224,320	208,585	not applicable	6,274,277
Carol A. Schneeberger	21,279,880	153,025	not applicable	6,274,277
Francis A. Skinner	20,681,723	751,182	not applicable	6,274,277
Dwight E. Smith	20,631,784	801,121	not applicable	6,274,277
Michael N. Vittorio	21,256,260	176,645	not applicable	6,274,277
Tyler J. Wilcox	21,165,105	267,800	not applicable	6,274,277

    Also at the Annual Meeting, Peoples' shareholders: (1) approved, in a non-binding advisory vote, the compensation of Peoples' named executive officers as disclosed in Peoples' proxy statement for the Annual Meeting; and (2) ratified the appointment of Ernst & Young LLP as Peoples’ independent registered public accounting firm for the fiscal year ending December 31, 2026. The following is a summary of the voting results (excluding fractional shares):

Proposal	For	Against	Abstention	Broker Non-Votes
Non-binding advisory vote on executive compensation	20,897,915	415,283	119,706	6,274,277

Proposal	For	Against	Abstentions	Broker Non-Votes
Ratification of the appointment of independent registered public accounting firm	27,162,783	503,469	40,929	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	April 28, 2026	By:/s/	KATIE BAILEY
Katie Bailey

Executive Vice President, Chief Financial Officer and Treasurer